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                                                                    EXHIBIT 23.1





                   Consent of Independent Public Accountants


As independent public accountants, we hereby consent to the incorporation by reference in this Form S-8 Registration Statement of our report dated October 27, 2000 included in Innovative Solutions and Support, Inc.'s Form 10-K for the year ended September 30, 2000.



/s/ ARTHUR ANDERSEN LLP


Philadelphia, Pennsylvania

September 27, 2001